EXHIBIT 10.12

NEITHER THIS CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE “SECURITIES LAWS”) AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS. TRANSFER OF THIS CONVERTIBLE NOTE IS ALSO RESTRICTED BY THE CONVERTIBLE NOTES PURCHASE AGREEMENT REFERRED TO HEREIN.

THE PAYMENT AND PERFORMANCE OF THIS CONVERTIBLE NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN CONVERTIBLE NOTES PURCHASE AGREEMENT ENTERED INTO AS OF APRIL 10, 2007, AS AMENDED BY THAT CERTAIN AMENDMENT TO CONVERTIBLE NOTES PURCHASE AGREEMENT DATED JUNE 19, 2007 AND THAT CERTAIN AMENDMENT NO. 2 DATED NOVEMBER 10, 2008, BY THE HOLDER AND ISSUER.

CERTIFICATE NO: 1

AMENDED AND RESTATED PROMISSORY NOTE
$9,800,000.00	November 10, 2008

FOR VALUE RECEIVED, Wits Basin Precious Minerals Inc., a corporation organized and existing under the laws of the State of Minnesota (“Issuer”), hereby unconditionally promises to pay to the order of China Gold LLC, a Kansas limited liability company, or its successors and assigns (the “Holder”) on demand at any time on or after December 31, 2008, subject to modification as set forth below (the “Maturity Date”), the principal sum of up to Nine Million Eight Hundred Thousand Dollars and 00/100 Cents ($9,800,000.00) (the “Principal”), together with accrued and unpaid interest thereon, as provided herein and from the Prior Notes below until fully paid (the “Indebtedness”), all without relief from valuation or appraisement laws.

This Amended and Restated Promissory Note (the “Note”) is issued pursuant to that certain Convertible Notes Purchase Agreement dated as of April 10, 2007, as previously amended by that certain Amendment to Convertible Notes Purchase Agreement dated June 19, 2007, and as further amended on the date hereof (as amended, modified, or replace from time to time, the “Notes Purchase Agreement”). The Issuer and Holder hereby amend and consolidate into this Amended and Restated Promissory Note the following notes issued pursuant to the Notes Purchase Agreement: (i) Convertible Promissory Note issued on April 10, 2007 in the principal amount of $3,000,000; (ii) Convertible Promissory Note issued on May 7, 2007 in the principal amount of $2,000,000; (iii) Convertible Promissory Note issued on June 19, 2007 in the principal amount of $4,000,000; and (iv) Convertible Promissory Note issued on July 9, 2007 in the principal amount of $800,000 (collectively, the “Prior Notes”). Holder has delivered the Prior Notes to Issuer and they have been cancelled in their entirety.

1. Payment of Principal and Interest. Subject to acceleration or earlier payment as provided for elsewhere in this Note, the Notes Purchase Agreement or any of the other agreements, documents, and instruments relating to any of the Indebtedness or any security therefor that are required by the Notes Purchase Agreement to be executed and delivered to or for the benefit of Holder (collectively, together with this Note and the Notes Purchase Agreement, the “Investment Documents”), the principal balance of this Note, and any accrued and unpaid interest thereon, shall be due and payable at the earlier of (i) Holder’s demand on or after the Maturity Date or (ii) to the extent funds are available, upon the closing of Issuer’s joint venture with London Mining plc relating to China Global Mining Resources Limited, a British Virgin Islands corporation (“CGMR”), or an affiliate thereof, and the related acquisition by CGMR, or an affiliate thereof, of one or more iron ore mining properties in the People’s Republic of China.

Issuer shall make all payments payable in cash under this Note in lawful money of the United States. All payments paid by Issuer to Holder under this Note and under the other Investment Documents shall be applied in the following order of priority: (a) to amounts, other than principal and interest, due to Holder pursuant to this Note for all costs of collection of any kind, including reasonable attorneys’ fees and expenses; (b) to accrued but unpaid interest on this Note; and (c) to the unpaid principal balance of this Note. If Issuer makes any payment of principal, interest or other amounts upon the Indebtedness by check, draft, or other remittance, Holder shall not be deemed to have received such payment until Holder actually receives the payment instrument.

2. Calculation of Interest. Interest shall accrue on the outstanding principal balance at the end of each day on which any amount is outstanding under this Note at the rate of 12.25% (the “Interest Rate”) per annum. Interest shall be calculated on a basis of the actual number of days elapsed over a year of 365 days, commencing as of the date hereof.

3. Prepayment. This Note may be prepaid in cash or other immediately available funds, in whole or in part, by Issuer at any time and from time to time, without premium or penalty (a “Prepayment”).

4. Waiver. Payment of principal and interest due under this Note shall be made without presentment or demand. The Issuer and all others at any time liable directly or indirectly (including, without limitation, the Issuer, any co-makers, endorsers, sureties and guarantors, all of which are referred to herein as “Parties”), severally waive presentment, demand and protest, notice of protest, demand, and dishonor, and nonpayment of this Note, and all diligence in collection and agree to pay all costs of collection when incurred, including reasonable attorneys’ fees, and to perform and comply with each of the covenants, conditions, provisions, and agreements of the Issuer contained in every instrument now evidencing the Indebtedness. No release by Holder of any security for payment of the Indebtedness or any modification or restructuring in respect of any lien or security interest held or at any time obtained or acquired by Holder for payment of such Indebtedness shall operate to release, discharge, impair or alter the liability of any Party liable at any time directly or indirectly for payment of such Indebtedness.

5. Renewal and Modification. Issuer further agrees that the Indebtedness may be from time to time, extended, renewed, modified, rearranged, or evidenced by one or more other notes or obligations in substitution for this Note and upon and for such term or terms agreed to by Issuer and Holder in writing, and with or without notice to other Parties. Issuer agrees that upon and after such extension, renewal, modification, rearrangement, substitution, or other change in form of the Indebtedness, each of the other Parties shall remain liable in respect of the Indebtedness so renewed, extended, modified, rearranged, or otherwise evidenced in the same capacity and to the same extent as prior thereto. No release or discharge (in whole or in part) of any Party hereto by Holder shall in any manner impair, release, discharge, or alter the liability of any other Party.

6. Events of Default. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Note: (a) Issuer fails to timely pay as and when due any monetary obligation under this Note in accordance with the terms hereof; (b) Issuer’s assignment for the benefit of creditors, or filing of a petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors; (c) Issuer’s application for, or voluntary permission of, the appointment of a receiver of trustee for any or all Company property; (d) any action or proceeding described in the foregoing paragraphs (b) or (c) is commenced against Issuer and such action or proceeding is not vacated within sixty (60) days of its commencement; (e) Issuer’s dissolution or liquidation; and (f) an event of default under any other Investment Document shall have occurred.

7. Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default (a) all Indebtedness and all other amounts due and owing under this Note shall (at the option of Holder) immediately become due and payable without demand and without notice to Issuer, (b) Holder shall have all rights, powers and remedies set forth in the Investment Documents, as well as any and all rights and remedies available to it under any applicable law or as otherwise provided at law or in equity; and (c) Issuer shall pay to Holder, in addition to the sums stated above, the costs of collection, regardless of whether litigation is commenced, including reasonable attorneys’ fees.

Holder may employ an attorney to enforce its rights and remedies hereunder and Issuer hereby agrees to pay Holder’s reasonable attorneys’ fees and other reasonable expenses, including reasonable expenses relating to any assistance provided by Holder to Issuer in resolving such defaults and amounts incurred by Holder in exercising any of Holder’s rights and remedies upon an Event of Default. Holder’s rights and remedies under this Note and the other Investment Documents shall be cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code as in effect in the State of Kansas, or otherwise by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it.

8. Revival and Reinstatement of Note. To the extent that any payment to Holder or any payment or proceeds of any collateral received by Holder in reduction of the Indebtedness is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, to Issuer (or Issuer’s successor) as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Indebtedness intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Holder whether or not this Note has been marked “paid” or otherwise canceled or satisfied or has been delivered to Issuer, and in such event Issuer shall be immediately obligated to return the original Note to Holder and any marking of “paid” or other similar marking shall be of no force and effect.

9. Authority. Issuer warrants and represents that the persons or officers who are executing this Note and the other Investment Documents on behalf of Issuer have full right, power and authority to do so, and that this Note and the other Investment Documents constitute valid and binding documents, enforceable against Issuer in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

10. Governing Law; Consent to Forum. This Note shall be governed by the laws of the State of Kansas without giving effect to any choice of law rules thereof; provided, however, that if any of the collateral securing the Indebtedness shall be located in any jurisdiction other than Kansas, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Holder’s security interest, lien or mortgage upon such collateral and the enforcement of Holder’s other remedies in respect of such collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Kansas. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, ISSUER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN JOHNSON COUNTY, KANSAS OR FEDERAL COURT IN THE DISTRICT OF KANSAS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. ISSUER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. ISSUER FURTHER AGREES NOT TO ASSERT AGAINST HOLDER (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY HOLDER) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS NOTE, THE OTHER INVESTMENT DOCUMENTS, HOLDER’S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

11. WAIVER OF JURY TRIAL AND COUNTERCLAIMS. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO HOLDER, ISSUER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH HOLDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR IN ANY COUNTERCLAIM OF ANY KIND ARISING OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE INDEBTEDNESS, THE COLLATERAL SECURING THE INDEBTEDNESS, OR THE HOLDER’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

12. Transfer of Note. Issuer shall not transfer any obligations hereunder without Holder’s prior written consent, which may be withheld in Holder’s sole and absolute discretion. With the prior written consent of Issuer, which shall not be unreasonably withheld, conditioned, or delayed, Holder may participate, sell, assign, transfer or otherwise dispose of all or any portion of its interest in this Note (including Holder’s rights, title, interests, remedies, powers and duties hereunder) to a purchaser, participant, any syndicate, or any other Person (each, a “Note Purchaser”). In connection with any such disposition (and thereafter), Holder may, with adequate safeguards of confidentiality in a manner satisfactory to Issuer, disclose any financial information Holder may have concerning Issuer to any such Note Purchaser or potential Note Purchaser.

13. Further Assurances. Issuer agrees to execute and deliver such further documents and to do such other acts as Holder may request in order to effect or carry out the terms of this Note and the other Investment Documents and the due performance of Issuer’s obligations hereunder and thereunder.

14. Relationship to Security Agreement. This Note shall be entitled to the benefits of, shall be construed in accordance with any Security Agreement securing the Indebtedness.

15. Miscellaneous.

(a) Time is of the essence with respect to this Note.

(b) Issuer hereby waives presentment, demand, protest, and notice of dishonor and protest. No waiver of any right or remedy of the Holder under this Note shall be valid unless in a writing executed by the Holder and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of the Holder of this Note shall be cumulative and may be exercised singly, concurrently, or successively.

(c) Unless otherwise provided herein, any notice required or permitted to be given hereunder shall be given by Issuer to the Holder or the Holder to the Company in accordance with the Notes Purchase Agreement.

(d) Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) This Note and the other Investment Documents collectively: (i) constitute the final expression of the agreement between Issuer and Holder concerning the Indebtedness; (ii) contain the entire agreement between Issuer and Holder respecting the matters set forth herein and in the other Investment Documents; and (iii) may not be contradicted by evidence of any prior or contemporaneous oral agreements or understandings between Issuer and Holder. Neither this Note nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

(f) If there is a conflict between or among the terms, covenants, conditions or provisions of this Note and the other Investment Documents, then any term, covenant, condition and/or provision that Holder may elect to enforce from time to time so as to enlarge the interest of Holder in its security for the Indebtedness, afford Holder the maximum financial benefits or security for the Indebtedness, and/or provide Holder the maximum assurance of payment of the Indebtedness and the Indebtedness in full, shall control. ISSUER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE AND EACH OF THE INVESTMENT DOCUMENTS WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, HOLDER OR ISSUER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION OF THIS NOTE OR ANY OF THE INVESTMENT DOCUMENTS.

(g) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa. All article, section, schedule, and exhibit captions are used for convenient reference only and in no way define, limit or describe the scope or intent of, or in any way affect, any such article, section, schedule, or exhibit. Unless the context of this Note clearly requires otherwise, references to the plural include the singular, references to the singular include the plural. Any reference in this Note or in the Investment Documents to this Note or to any of the Investment Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Holder or completely cured in accordance with the terms of the applicable Investment Documents.

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IN WITNESS WHEREOF, Issuer has executed and delivered this Note as of the date first stated above.

ISSUER:

WITS BASIN PRECIOUS MINERALS INC.

By:	/s/ Mark D Dacko
Name:	Mark D. Dacko
Title:	Chief Financial Officer